UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019
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CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 West Riverside Ave., Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       The Clearwater Paper Corporation (the “Company”) Board of Directors (the “Board”) elected John J. Corkrean and Joe W. Laymon as Directors, effective May 1, 2019.  Mr. Corkrean will serve as one of the Board’s Class I directors whose members’ terms expire at the Company’s annual meeting to be held in 2021.  Mr. Laymon will serve as one of the Board’s Class III directors whose members’ terms expire at the Company’s annual meeting to be held in 2020.  Mr. Corkrean is expected to serve on the Audit Committee of the Board and Mr. Laymon on the Nominating and Governance Committee of the Board.

There was no arrangement or understanding between Messrs. Corkrean or Laymon and any other person pursuant to which Messrs. Corkrean or Laymon was elected as a director.  There are no transactions or relationships between the Company and Mr. Messrs. Corkrean or Laymon that are reportable under Item 404(a) of Regulation S-K.

Messrs. Corkrean and Laymon will receive compensation for their service pursuant to the Company's existing directors' compensation program described in the Company's most recent Proxy, including a cash retainer for their Board and committee service and the receipt of phantom common stock units subject to the Company's Deferred Compensation Plan for Directors. They will also enter into the Company's standard indemnification agreement for directors and executive officers.

On April 25, 2019 the Company issued a press release announcing the election of Messrs. Corkrean and Laymon to the Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit	Description

99.1	Press release issued by Clearwater Paper Corporation, dated April 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 25, 2019

CLEARWATER PAPER CORPORATION

		By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary